UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

            Date of Report (Date of Earliest Event) November 27, 2007

                                KOPIN CORPORATION
               (Exact Name of Registrant as Specified in Charter)


      DELAWARE                       000-19882               04-2833935
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(State or Other Jurisdiction        (Commission            (IRS Employer
   of Incorporation)                File Number)          Identification No.)

                    200 John Hancock Road, Taunton, MA 02780
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (508) 824-6696
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.  Results of Operations and Financial Condition.
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      Kopin Corporation issued a press release on November 27, 2007, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which the Company announced limited financial results for the third quarter ended September 29, 2007. These financial results do not take into account a previously announced planned restatement of certain financial statements related to Kopin's historical stock option granting practices. Therefore, these results should be considered preliminary until Kopin files its Quarterly Report on Form 10-Q for the three months ended September 29, 2007. This information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits.
            ----------------------------------

      (d)   Exhibits.


   Exhibit     Description
   -------     -----------

   99.1        Kopin Corporation Press Release, dated November 27, 2007.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                KOPIN CORPORATION


Dated: November 27, 2007      By: /s/ Richard A. Sneider
                                  ----------------------------------------------
                                  Richard A. Sneider
                                  Treasurer and Chief Financial Officer
                                  (Principal Financial and Accounting Officer)


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                                  EXHIBIT INDEX


Exhibit           Description
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99.1              Kopin Corporation Press Release, dated November 27, 2007.